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                                                                 EXHIBIT 99.10

                        CONSENT OF PROSPECTIVE DIRECTOR

     The undersigned hereby consents to the references made to him, as a person who will serve as a director of webMethods, Inc. upon the consummation of the Merger, as defined in the Registration Statement on Form S-4 and the Joint Proxy Statement/Prospectus contained therein.

                                        /s/ JAMES P. GAUER
                                   ---------------------------------
                                            James P. Gauer